                                                 Ontario Corp
                                                 NUMERO DE LA SOCIETE EN ONTARIO


                                                 1165306
                                                 -------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   ARTICLES OF AMENDMENT
                                                                  STATUTS DE MODIFICATION

      Form 3           1.  The name of the corporation is:                      Denomination sociale de societe:
     Business          -------------------------------------------------------------------------------------------------------------
   Corporations        1165306 ONTARIO INC.
       Act             -------------------------------------------------------------------------------------------------------------

                       -------------------------------------------------------------------------------------------------------------
    Formule 3
   Loi sur les         -------------------------------------------------------------------------------------------------------------
   societes par
     actions           2.  The name of the corporation is changed to (if        Nouvelle denomination sociale de la societe (s'il y
                           applicable):                                         a lieu):
                       -------------------------------------------------------------------------------------------------------------
                       IMAX SANDDE ANIMATION INC.
                       -------------------------------------------------------------------------------------------------------------

                       -------------------------------------------------------------------------------------------------------------

                       -------------------------------------------------------------------------------------------------------------

                       3.  Date of incorporation/amalgamation:                  Date de la constitution ou de la fusion:

                                                                     1966, January, 01
                       -------------------------------------------------------------------------------------------------------------
                                                                   (Year, Month, Day)
                                                                  (annee, mois, jour)

                       4.  The articles of the  corporation are amended as      Les statuts de la societe sont modifies de la facon
                           follows:                                             suivante:

                           To change the name of the Corporation to IMAX SANDDE ANIMATION INC.

                       5.  The amendment has been duly authorized as            La modification a ete dument autorisee conformement
                           required by Sections 168 & 170 (as applicable)       aux articles 168 et 170 (selon le cas) de la Loi sur
                           to the Business Corporations Act.                    les societes par actions.


                       6.  The resolution authorizing the amendment was         Les actionnaires ou les administrateurs (selon le
                           approved by the shareholders/directors (as           cas) de la societe ont approuve la resolution
                           applicable) of the corporation on                    autorisant la modification le

                                                                    1998, February, 24
                       -------------------------------------------------------------------------------------------------------------
                                                                    (Year, Month, Day)
                                                                    (annee, mois, jour)

                       These articles are signed in duplicate.                  Les presents statuts sont signes en double
                                                                                exemplaire.


                                                                                1165306 ONTARIO INC.
                                                                                ----------------------------------------------------
                                                                                             (Name of Corporation)
                                                                                   (Denomination sociale de la jour, societe)


                                                                                By/Par:  /s/ G. Mary Ruby
                                                                                         -------------------------------------------
                                                                                         (Signature)         (Description of Office)
                                                                                         (Signature)                (Fonction)

                                                                                         G. Mary Ruby, Secretary

Ministry of Consumer             Ministere de le Consommation
and Commercial Relations         et du Commerce                                        Ontario Corporation Number               1
CERTIFICATE                      CERTIFICAT                                        Numero de la compagnie en Ontario
This is to certify that these    Ceci certifie que les presents
articles are effective on        statuts entrent en vigueur le                                   1165306
JANUARY 19                       JANVIER, 1996                                     --------------------------------

                                                       Trans     Line               Comp      Method
                                                       Code      No.      Stat      Type      Incorp.
                                                       -----     -----    ------    -----     -----
                                                        A         0         0        A         3
                                                       -----     -----    ------    -----     -----
                                                        18        20       28        29        30


                                                                   NOTICE
                                                         SHARE     REQ'D       JURISDICTION
                                                         ------    ------    -----------------
                                                           S         N           ONTARIO
                                                         ------    ------    -----------------
                                                          31        32                      47


                                 ----------------------------------------------------------------------------------------------
                                                                   ARTICLES OF INCORPORATION
                                                                      STATUTS CONSTITUTIFS


          FORM 1                 1. The name of the corporation is:             Denomination sociale de la compagnie:
         BUSINESS
       CORPORATIONS              1165306 ONTARIO INC.
            ACT                  ----------------------------------------------------------------------------------------------

          FORMULE                ----------------------------------------------------------------------------------------------
         NUMERO 1
            LOI                  ----------------------------------------------------------------------------------------------
          SUR LES
        COMPAGNIES               ----------------------------------------------------------------------------------------------
                                 2. The address of the registered office is:     Adresse du siege social:

                                 38 Isabella Street
                                 ----------------------------------------------------------------------------------------------
                                           (STREET & NUMBER OR R.R. NUMBER & IF MULTI-OFFICE BUILDING GIVE ROOM NO.)
                                 (RUE ET NUMERO OU NUMERO DE LA R.R. ET, S'IL S'AGIT D'UN EDIFICE A BUREAU, NUMERO DU BUREAU)

                                 Toronto, Ontario                                                                   M4Y 1N1
                                 ----------------------------------------------------------------------------------------------
                                                             (NAME OF MUNICIPALITY OR POST OFFICE)                (Postal Code)
                                                        (NOM DE LA MUNICIPALITE OU DU BUREAU DE POSTE)            (Code postal)

                                                                                                  The Municipality of
                                          City of Toronto                      in                 Metropolitan Toronto
                                  ----------------------------------                       ------------------------------------
                                   (NAME OF MUNICIPALITY, GEOGRAPHIC     dans le / la       (COUNTY, DISTRICT OR REGIONAL
                                               TOWNSHIP)                                            MUNICIPALITY)
                                  (NOM DE LA MUNICIPALITE, DU CANTON)                       (COMTE, DISTRICT, MUNICIPALITE
                                                                                                      REGIONALE)

                                 3. Number (or minimum and maximum number) of    Nombre (ou nombres minimal et maximal)
                                    directors is:                                d'administrateurs:

                                    A minimum of 1 and a maximum of 5.

                                 4. The first director(s) is/are:      Premier(s) administrateur(s):

                                                                   RESIDENCE ADDRESS, GIVING STREET &      RESIDENT
                                                                   NO. OR R.R. NO., MUNICIPALITY AND       CANADIAN
                                                                   POSTAL CODE                             STATE
                                 FIRST NAME, INITIALS AND LAST     ADRESSE PERSONNELLE, Y COMPRIS LA RUE   YES OR NO
                                 NAME                              ET LE NUMERO, LE NUMERO DE LA R.R.,     RESIDENT
                                 PRENOM, INITIALES ET NOM DE       LE NOM DE LA MUNICIPALITE ET LE CODE    CANADIEN
                                 FAMILLE                           POSTAL                                  OUI/NON
                                 ----------------------------------------------------------------------------------------------
                                 G. Mary Ruby                      113 Inglewood Drive                     Yes
                                                                   Toronto, Ontario
                                                                   M4T 1H6


DYE & DURHAM
FORM 1 (B.C.A.)                  07116 (04/92)

                                                                                                                                  2

                                 5. Restrictions, if any, on business the       Limites, s'il y a lieu, imposees aux
                                    corporation may carry on or on powers the   activites commerciales ou aux pouvoirs de la
                                    corporation may exercise.                   compagnie.

                                 There are no restrictions.


                                 6. The classes and any maximum number of       Categories et nombre naximal, s'il y a lieu,
                                    shares that the corporation is authorized   d'actions que la compagnie est autorisee a
                                    to issue:                                   emettre:

                                 The Corporation is authorized to issue an unlimited number of common shares.


                                                                                                                                  3


                                 7. Rights, privileges, restrictions and        Droits, privileges, restrictions et
                                    conditions (if any) attaching to each       conditions, s'il y a lieu, rattaches a
                                    class of shares and directors authority     chaque categorie d'actions et pouvoirs
                                    with respect to any class of shares         des administrateurs relatifs a chaque
                                    which may be issued in series:              categorie d'actions qui peut etre emise
                                                                                en serie:


                                 The rights, privileges, restrictions and conditions attaching to the common shares are as follows:

                                 (1)   Payment of Dividends: The holders of the common shares shall be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or rateably with the holders of the common shares, the board of directors may in their sole discretion declare dividends on the common shares to the exclusion of any other class of shares of the Corporation.

                                 (2)   Participation upon Liquidation, Dissolution or Winding-up: In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the
                                       Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the common shares shall, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive the assets of the Corporation upon such a distribution in priority to or rateably with the holders of the common shares, be entitled to participate rateably in any distribution of the assets of the Corporation.

                                 (3)   Voting Rights: The holders of the common shares shall be entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Corporation and to 1 vote in respect of each common share held at all such meetings.


                                                                                                                                  4

                                 8. The issue, transfer or ownership of         L'emission, le transfert ou la propriete
                                    shares is/is not restricted and the         d'actions est/n'est pas restreinte. Les
                                    restrictions (if any) are as follows:       restrictions,  s'il y a lieu, sont les suivantes:

                                 The right to transfer shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares in the capital of the Corporation without either (a) the previous express sanction of the holders of more than 50% of the common shares of the Corporation for the time being outstanding expressed by a resolution passed at a meeting of the shareholders or by an instrument or instruments in writing signed by the holders of more than 50% of such shares or
                                 (b) the previous express sanction of the directors of the Corporation expressed by a resolution passed by the votes of a majority of the directors of the Corporation at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors.

                                                                                                                                  5

                                 9. Other provisions, if any, are:              Autres dispositions, s'il y a lieu:

                                 (1)   The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than 50, 2 or more persons who are the joint registered owners of 1 or more shares being counted as 1 shareholder.

                                 (2)   Any invitation to the public to subscribe for securities of the Corporation is prohibited.



                                                                                                                                  6
                                 10. The names and addresses of the             Full residence address or address of
                                     incorporators are                          registered office or of principal place
                                     Nom et adresse des fondateurs              of business giving street & No. or R.R.
                                     First name, initials and last name or      No., municipality and postal code
                                     corporate name                             Adresse personnelle au complet, adresse
                                     Prenom, initiale et nom de famile ou du    siege social ou adresse de l'etablissement
                                     denomination sociale                       principal, y compris la rue et le numero,
                                                                                le numero de la R.R., le nom de la municipalite
                                                                                et le code postal


                                 G. Mary Ruby                                   113 Inglewood Drive
                                                                                Toronto, Ontario
                                                                                M4T 1H6




                                 These articles are signed in duplicate.        Les presents statuts sont signes en double
                                                                                exemplaire.

                                 --------------------------------------------------------------------------------------------------
                                                                    Signatures of incorporators
                                                                    (Signature des fondateurs)


                                                                        /s/ G. Mary Ruby
                                                                     ------------------------
                                                                          G. Mary Ruby
